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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) : JANUARY 9, 2002

                           COMMISSION FILE NO. 1-10403


                              TEPPCO PARTNERS, L.P.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             DELAWARE                                      76-0291058
     (STATE OF INCORPORATION                            (I.R.S. EMPLOYER
         OR ORGANIZATION)                            IDENTIFICATION NUMBER)



                               2929 ALLEN PARKWAY
                                  P.O. BOX 2521
                            HOUSTON, TEXAS 77252-2521
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                 (713) 759-3636
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)






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ITEM 5.  OTHER EVENTS

         On January 9, 2002, TEPPCO Partners, L.P. (the "Partnership") publicly announced a definitive agreement to acquire the Chaparral and Quanah pipelines from Diamond-Koch II, L.P. and Diamond-Koch III, L.P. for approximately $130 million. The transaction is expected to close in February 2002. The purchase will initially be funded under the Partnership's bank credit facilities. The Partnership is evaluating permanent financing alternatives.

         The Chaparral system is an 800-mile pipeline that extends from West Texas and New Mexico to Mont Belvieu, Texas. The pipeline delivers natural gas liquids ("NGLs") to fractionators and existing Partnership storage facilities at Mont Belvieu. The approximately 170-mile Quanah Pipeline is a NGL gathering system located in West Texas. The Quanah Pipeline begins in Sutton County, Texas, and connects to the Chaparral Pipeline near Midland, Texas. The pipelines are connected to 27 gas plants in West Texas and have approximately 28,000 horsepower of pumping capacity at 14 stations. The transaction also includes the San Andres facility in Andrews County, Texas -- two underground NGL storage wells with 220,000 barrels of combined capacity. The assets will be operated and commercially managed by Duke Energy Field Services, LP under agreements with the Partnership.

ITEM 9.  REGULATION FD DISCLOSURE

         The Partnership projects first full-year earnings before interest, taxes, depreciation and amortization from the Chaparral and Quanah systems of approximately $16 million. All of the revenue associated with the acquired assets is either tariff or fee-based. The acquisition will be immediately accretive to income and cash flow.

         The matters discussed herein include "forward-looking statements" within the meaning of various provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements are based on certain assumptions and analyses made by the Partnership in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate under the circumstances. However, whether actual results and developments will conform with the Partnership's expectations and predictions is subject to a number of risks and uncertainties, including general economic, market or business conditions, the opportunities (or lack thereof) that may be presented to and pursued by the Partnership, competitive actions by other pipeline companies, changes in laws or regulations, and other factors, many of which are beyond the control of the Partnership. Consequently, all of the forward-looking statements made in this document are qualified by these cautionary statements and there can be no assurance that actual results or developments anticipated by the Partnership will be realized or, even if substantially realized, that they will have the expected consequences to or effect on the Partnership or its business or operations.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                TEPPCO Partners, L.P.
                                (Registrant)

                                By: Texas Eastern Products Pipeline Company, LLC
                                    General Partner

                                        /S/ CHARLES H. LEONARD
                                -------------------------------------------
                                            Charles H. Leonard
                                Sr. Vice President, Chief Financial Officer
                                             and Treasurer


Date: January 14, 2002




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